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                                                                   EXHIBIT 10.29


                  FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT


     This First Amendment to Shareholders' Agreement (the "Amendment") is made and entered into this 30th day of May, 2000, by and among 3TEC Energy Corporation, a Delaware corporation, successor in interest to Middle Bay Oil Company, Inc. (the "Company") and W/E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. and successor in interest to the 3TEC Energy Corporation referenced in the Agreement (as defined below) ("W/E"), ECIC Corporation ("ECIC"), EnCap Energy Capital Fund III, L.P. ("Fund III"), EnCap Energy Acquisition III-B, Inc. ("Acquisition III-B"), BOCP Energy Partners, L.P. ("BOCP") (W/E, ECIC, Fund III, Acquisition III-B and BOCP are sometimes hereinafter referred to collectively as the "W/E Shareholders") and Kaiser-Francis Oil Company ("Kaiser-Francis"), C.J. Lett, III ("Lett"), Weskids, L.P. ("Weskids") and Alvin V. Shoemaker ("Shoemaker") (Kaiser-Frances, Lett, Weskids and Shoemaker are sometimes hereinafter referred to collectively as the "Major Shareholders").

                                   RECITALS

     WHEREAS, on August 27, 1999, the Company, W/E and the Major Shareholders executed that certain Shareholders Agreement (the "Agreement");

     WHEREAS, the W/E Shareholders and the Major Shareholders are hereinafter referred to collectively as the "Shareholders";

     WHEREAS, the Company and the Shareholders wish to amend the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Terms Defined in the Agreement.  Unless otherwise defined in this
          -------------------------------
Amendment, each term defined in the Agreement shall have the meaning assigned to it in the Agreement.

     2.   Additional Parties to the Agreement; Certain Defined Terms.
          ----------------------------------------------------------

          (a) EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., ECIC Corporation and BOCP Energy Partners, L.P. shall be added as parties to the Agreement.

          (b) The Agreement shall be amended: (i) to add a new defined term "W/E Shareholders" which, for purposes of the Agreement, shall mean "W/E Energy Company L.L.C., EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., ECIC Corporation and BOCP Energy Partners, L.P.," and (ii) to redefine "Shareholders" to mean "W/E Shareholders and the Major Shareholders."

     3.   Paragraph 1.  Paragraph 1 of the Agreement is hereby deleted in its
          ------------
          entirety and replaced with the following:
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     "Nomination and Election of Directors. Each of the Shareholders agrees, so
     -------------------------------------
     long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its affiliates to vote all shares of Common Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by the Shareholders or their affiliates) which it is entitled to vote (or control the voting directly or indirectly) to ensure that the following shall occur:

     (a) The Company shall at all times be managed by or under the direction of the Board of Directors of the Company (the "Board"), which shall consist of seven (7) members, at least two of whom shall qualify as an "independent director" as defined in Section 4200(14) of the NASDAQ Marketplace Rules.

          The Shareholders shall use their best efforts (including voting the shares owned by them and their Affiliates, in calling special meetings of the Shareholders and executing and delivering written consents), to elect such seven (7) members of the Board, consisting of the following:

          (i)    Three (3) members designated by W/E Energy Company L.L.C.
                 ("W/E");

          (ii)   Two (2) members designated by the Major Shareholders; and

          (iii) Two (2) members designated by a majority of the Board, at least one of which so elected shall be an "independent director" as defined in the Section 4200(14) of the NASDAQ Marketplace Rules, which independent director shall be acceptable to W/E.

The party designating a director may remove such director, with or without cause, and designate his or her successor. If the director designated by a party resigns, dies, becomes incapacitated or is otherwise unable to serve, the party designating such director may designate his or her successor. All Shareholders shall vote all shares held by them in favor of the election or removal of such persons so designated. Action taken by either W/E or the Major Shareholders in designating or removing directors shall be in writing executed by either W/E or the Major Shareholders, as the case may be, and promptly delivered to the other Shareholders and the Company."

     4.   Paragraph 4.  Paragraph 4 of the Agreement is hereby deleted in
          ------------
its entirety and replaced with the following:

     "Termination of W/E's Right to Elect Directors.  W/E's right to designate
      ----------------------------------------------
the directors as provided in paragraph 1(b)(i) above shall terminate as follows:

     (a) if W/E's Shareholders' percentage of beneficial ownership of Common Stock is below 15%, W/E shall be entitled to designate only two (2) members to the Board;

     (b) if W/E's Shareholders' percentage of beneficial ownership of Common Stock is below 7%, W/E shall be entitled to designate only one (1) member to the Board; and

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     (c)  if W/E's Shareholders' percentage of beneficial ownership of Common
          Stock is below 5%, W/E's right to designate a member to the Board shall terminate.

For purposes of this Agreement, "beneficial ownership" of Common Stock or to "beneficially own" Common Stock shall be determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

      5.  Paragraph 5.  Paragraph 5 of the Agreement is hereby deleted in its
          ------------
entirety and replaced with the following:

      "Termination of Major Shareholders' Right to Elect Directors.  The Major
       ------------------------------------------------------------
Shareholders' right to designate the directors as provided in paragraph 1(b)(ii) above shall terminate as follows:

     (a) if the Major Shareholders' percentage of beneficial ownership of Common Stock is below 7 1/2%, the Major Shareholders shall be entitled to designate only one (1) member to the Board;

     (b) if the Major Shareholders' percentage of beneficial ownership of Common Stock is below 5%, the Major Shareholders' right to designate a member to the Board shall terminate."

     6.   Paragraph 8.  Paragraph 8 of the Agreement is hereby deleted in its
          -----------
entirety and replaced with the following:

          "8.  Termination of Agreement.  This Agreement shall continue until,
               ------------------------
          and shall terminate immediately upon (a) execution of a written agreement of termination by the Shareholders and the Company, (b) the adjudication of the Company as a bankrupt or insolvent by a court of competent jurisdiction or (c) each of (i) the W/E Shareholders, in the aggregate, and (ii) the Major Shareholders beneficially own less than 5% of the Common Stock."

     7.   Paragraph 19. Paragraph 19 of the Agreement is hereby deleted in its
          -------------
entirety and replaced with the following:

          "19. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
          WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE."

     8.   New Paragraph 21.  The following shall be added as paragraph 21
          -----------------
          of the Agreement:

          "21. Ownership of less than 3.5%.  Notwithstanding any other
               --------------------------
provision herein to the contrary, in the event (i) the Company completes its offering of common stock as contemplated in its Form S-2 Registration Statement filed with the Securities and Exchange Commission, and (ii) if any Shareholder's percentage of beneficial ownership of Common Stock falls below three and one-half percent (3.5%), then such Shareholder's rights and obligations under this Agreement shall terminate upon the Company's receipt of written notice executed by a duly authorized representative of such Shareholder that its percentage of beneficial ownership of Common Stock has fallen below such threshold. Upon the Company's receipt of such duly executed notice, the Company shall promptly
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take all action necessary to notify the Company's transfer agent that the restrictive legend as required in paragraph 7 of the Agreement on such Shareholder's Common Stock certificate(s) should be removed and shall be of no further force or effect."

     9.   Successors.  This Amendment shall be binding upon and shall operate
          ----------
for the benefit of the Company, its shareholders, and their respective successors, assigns, executors, administrators and heirs, and it shall be binding upon the Shareholders and any entity to whom any shares of Common Stock is transferred by the Shareholders in accord with or in violation of the provisions of this Agreement, and the executor or administrator of such entity.

     10.  Shareholders' Agreement in Effect.  Except as modified herein, the
          ---------------------------------
terms and provisions of the Agreement remain in full force and effect.

     11.  Counterparts.  This Amendment may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

COMPANY:

3TEC ENERGY CORPORATION


By:________________________________
Name:  Stephen W. Herod
Title: Executive Vice President

Address for Notice:
3TEC Energy Corporation
Two Shell Plaza, 777 Walker Street
Houston, TX 77002
Fax: (713) 821-7200


W/E ENERGY COMPANY L.L.C.


By: ________________________________
Name: Floyd C. Wilson
Title: Managing Director

Address for Notice:
W/E Energy Company L.L.C.
Two Shell Plaza, 777 Walker Street
Houston, TX 77002
Fax: (713) 821-7200

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ECIC CORPORATION


By ____________________________
   ____________________________
   Vice President

Address for Notice:
c/o EnCap Investments L.L.C.
Attn: David B. Dunton
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas  75219


ENCAP ENERGY CAPITAL FUND III, L.P.

By:  EnCap Investments L.L.C.,
     General Partner

     By: __________________________
         __________________________
           Managing Director

Address for Notice:
c/o EnCap Investments L.L.C.
Attn: David B. Dunton
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas  75219

ENCAP ENERGY ACQUISITION III-B, INC.

By ___________________________
   ___________________________
   Vice President

Address for Notice:
c/o EnCap Investments L.L.C.
Attn: David B. Dunton
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas  75219

BOCP ENERGY PARTNERS, L.P.

By: EnCap Investments L.L.C., Manager

By: __________________________
    __________________________
    Managing Director

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Address for Notice:
c/o EnCap Investments L.L.C.
Attn: David B. Dunton
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas  75219

KAISER-FRANCIS OIL COMPANY

By:__________________________________
Name:________________________________
Title:_______________________________

Address for Notice:
Kaiser-Francis Oil Company
6733 South Yale
Tulsa, OK  74136
Fax: (918) 491-4694


________________________________
C.J. LETT, III

Address for Notice:
C.J. Lett, III
9320 East Central
Wichita, Kansas 67206
Fax: (316) 636-1803


________________________________________
ALVIN V. SHOEMAKER

Address for Notice:
Alvin V. Shoemaker
8800 First Avenue
Stone Harbor, NJ 08247
Fax: (609) 368-0147

WESKIDS, L.P.

By: Weskids, Inc.
    Its General Partner

    By:___________________________________
    Name:_________________________________
    Title:________________________________

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

Address for Notice:
Weskids, L.P.
310 South Street
Morristown, NJ 07960
Fax: (973) 682-2684

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